Exhibit 99.2

FOUNTAINS SENIOR LIVING HOLDINGS, LLC
AND SUBSIDIARIES
Unaudited condensed consolidated financial statements
For the Three Months Ended March 31, 2015 and 2014

FOUNTAINS SENIOR LIVING HOLDINGS, LLC
AND SUBSIDIARIES

Table of Contents

Page(s)

Condensed consolidated financial statements as of March 31, 2015 (unaudited) and December 31, 2014 and for the three months ended March 31, 2015 and 2014 (unaudited)

Consolidated Balance Sheets	1

Consolidated Statements of Operations	3

Consolidated Statements of Cash Flows	4

Notes to Condensed Consolidated Financial Statements	6

FOUNTAINS SENIOR LIVING HOLDINGS, LLC
AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
March 31, 2015 and December 31, 2014

Assets	2015 (unaudited)	2014
Current assets:
Cash and cash equivalents	$21,715,399	$20,123,400
Accounts receivable - less allowance for doubtful accounts of $673,000 and $591,000 at March 31, 2015 and December 31, 2014, respectively	5,245,683	5,393,791
Prepaid expenses and other current assets	1,887,004	2,073,037
Total current assets	28,848,086	27,590,228
Property and equipment:
Land and land improvements	70,909,233	70,907,658
Buildings and improvements	337,196,412	336,689,689
Furniture, fixtures and equipment	44,943,926	44,836,440
Construction in progress	876,617	418,059
Total property and equipment	453,926,188	452,851,846
Less accumulated depreciation	(114,615,779)	(110,064,229)
Property and equipment – net	339,310,409	342,787,617
Restricted cash	1,570,453	1,708,031
Other assets	2,189,139	2,207,169
Deferred financing costs – less accumulated amortization of $2,379,107 and $2,284,700 at March 31, 2015 and December 31, 2014, respectively	236,467	330,874
Total	$372,154,554	$374,623,919

See accompanying notes to condensed consolidated financial statements.

(Continued)

FOUNTAINS SENIOR LIVING HOLDINGS, LLC
AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
March 31, 2015 and December 31, 2014

Liabilities and Member’s Deficit	2015 (unaudited)	2014
Current liabilities:
Accounts payable and accrued expenses	$11,182,369	$10,278,141
Payable to affiliates – net	200,127	188,021
Security and reservation deposits	1,213,102	1,147,259
Accrued interest	29,328	29,073
Refundable entrance fees	11,637,807	11,209,577
Refundable refund liabilities	479,880	479,880
Insurance liability reserves	879,171	890,135
Current portion capital lease obligations	103,818	103,818
Current maturities of notes payable	258,117,370	266,087,416
Total current liabilities	283,842,972	290,413,320
Long-term liabilities:
Notes payable – less current maturities	25,846	30,868
Capital lease obligation – less current portion	322,300	345,292
Deferred revenue	1,035,326	1,010,048
Insurance liability reserves – less current portion	3,798,512	3,905,142
Refundable entrance fees – less current portion	61,098,494	58,715,967
Unearned nonrefundable entrance fees	35,961,491	36,122,637
Total long-term liabilities	102,241,969	100,129,954
Total liabilities	386,084,941	390,543,274
Commitments and contingencies (note 5)
Member’s deficit	(13,930,387)	(15,919,355)
Total	$372,154,554	$374,623,919

See accompanying notes to condensed consolidated financial statements.

FOUNTAINS SENIOR LIVING HOLDINGS, LLC
AND SUBSIDIARIES
Unaudited Condensed Consolidated Statements of Operations
Three months ended March 31, 2015 and 2014

	2015	2014
Operating revenue:
Healthcare revenue, net of contractual allowances	$8,796,173	$8,997,430
Provision for bad debts	(96,135)	(128,859)
Healthcare revenue, net	8,700,038	8,868,571
Resident fees	26,868,645	25,911,944
Amortization of entrance fees	1,761,816	1,680,791
Lease income	1,404,413	1,351,691
Other operating income	774,721	776,995
Total operating revenue	39,509,633	38,589,992
Operating expenses
Wages and benefits	14,448,806	14,093,790
Depreciation	4,551,550	4,008,720
Ancillary/therapy expenses	2,342,977	2,167,134
General and administrative	506,702	544,652
Food	2,269,296	2,257,301
Supplies	533,267	527,919
Utilities	1,867,316	1,849,759
Insurance	560,074	608,062
Taxes and license fees	1,215,920	1,190,834
Repairs and maintenance	1,430,938	1,330,355
Lease expense	893,232	888,441
Management fees	1,969,484	1,885,625
Occupancy costs	616,137	608,433
Professional services	1,369,646	1,280,783
Total operating expenses	34,575,345	33,241,808
Income from operations	4,934,288	5,348,184
Other (expense) income:
Interest expense	(2,549,790)	(2,984,822)
Change in fair value of interest rate swap agreements	—	14,938
Other expense, net	(329,937)	(120,267)
Total other expense	(2,879,727)	(3,090,151)
Net income	$2,054,561	$2,258,033

See accompanying notes to condensed consolidated financial statements.

FOUNTAINS SENIOR LIVING HOLDINGS, LLC
AND SUBSIDIARIES
Unaudited Condensed Consolidated Statements of Cash Flows
Three Months ended March 31, 2015 and 2014

	2015	2014
Cash flows from operating activities:
Net income	$2,054,561	$2,258,033
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	4,551,550	4,008,720
Amortization of entrance fees	(1,761,816)	(1,680,791)
Entrance fees received	7,124,678	4,005,494
Amortization of financing and loan modification costs	94,407	253,851
Amortization of waived interest on troubled debt restructuring	(193,979)	(181,351)
Provision for bad debts	137,836	154,740
Change in fair value of interest rate swap agreements	—	(14,938)
Changes in operating assets and liabilities:
Accounts receivable	(51,377)	289,429
Prepaid expenses and other current assets	186,033	(1,543,337)
Straight-line lease receivable	18,030	7,791
Accounts payable and accrued expenses	1,365,601	(1,202,903)
Payable to affiliates – net	12,106	(19,665)
Accrued interest	(4,955)	(15,473)
Deferred revenue	25,278	65,724
Security and reservation deposits	378,413	518,600
Net cash provided by operating activities	13,936,366	6,903,924
Cash flows from investing activities:
Increase (decrease) in restricted cash	137,578	(760,660)
Purchases of property and equipment	(1,647,899)	(2,337,342)
Net cash used in investing activities	(1,510,321)	(3,098,002)
Cash flows from financing activities:
Payment on notes payable	(7,781,089)	(8,319,237)
Payment on capital lease obligations	(22,992)	(15,089)
Refunds of entrance fees	(2,964,372)	(2,176,655)
Distributions	(65,593)	—
Net cash used in financing activities	(10,834,046)	(10,510,981)
Net (decrease) in cash and cash equivalents	1,591,999	(6,705,059)
Cash and cash equivalents – beginning of period	20,123,400	23,777,786
Cash and cash equivalents – end of period	$21,715,399	$17,072,727

(Continued)

FOUNTAINS SENIOR LIVING HOLDINGS, LLC
AND SUBSIDIARIES
Unaudited Condensed Consolidated Statements of Cash Flows
Three Months ended March 31, 2015 and 2014

	2015	2014
Supplemental disclosure of cash flow information:
Cash paid for interest	$2,654,317	$2,927,794
Supplemental disclosures of noncash investing and financing activities:
Accrued capital expenditures	$101,175	$392,588
Security deposits applied against entrance fees	312,570	460,983
Entrance fee draw-downs applied to accounts receivable	61,649	96,218
Assets acquired by capital lease	—	92,772

See accompanying notes to condensed consolidated financial statements.

FOUNTAINS SENIOR LIVING HOLDINGS, LLC AND SUBSIDIARIES
Notes to Unaudited Condensed Consolidated Financial Statements
March 31, 2015 and 2014

Organization
Fountains Senior Living Holdings, LLC (the Company) fka as Sunrise IV Senior Living Holdings, LLC, a Delaware limited liability company, was formed on June 30, 2005, to acquire 16 senior living facilities (the acquisition). The Company began operations on July 1, 2005 to provide for the varying lifestyle needs of seniors and elderly residents by combining the services for independent living, assisted living, Alzheimer’s and related dementia care, and skilled nursing facilities in a campus setting. Several of the Company’s Facilities are considered continuing care retirement communities.
The Company owns the following 13 single‑purpose limited liability companies and 3 single‑purpose limited partnerships (collectively, the Operator Entities), which operate 16 senior living facilities (the Facilities) as follows:

Operator entity	Facility	Location
Fountains La Cholla SL, LLC	Fountains at La Cholla	Tucson, Arizona
Fountains Canterbury SL, LLC	Fountains at Canterbury	Oklahoma, Oklahoma
Fountains Albemarle SL, LLC	Fountains at Albemarle	Tarboro, North Carolina
Fountains Crystal Lake SL, LLC	Fountains at Crystal Lake	Crystal Lake, Illinois
Fountains La Jolla SL, L.P.	Fountains at La Jolla	San Diego, California
Fountains Bellevue SL, LLC	Fountains at Bellevue	Bellevue, Washington
Fountains Sea Bluffs SL, L.P.	Fountains at Sea Bluffs	Dana Point, California
Fountains Franklin SL, LLC	Fountains at Franklin	Southfield, Michigan
Fountains Millbrook SL, LLC	Fountains at Millbrook	Millbrook, New York
Fountains Lake Pointe
Woods SL, LLC	Fountains at Lake Pointe Woods	Sarasota, Florida
Fountains Boca Ciega SL, LLC	Fountains at Boca Ciega Bay	St. Petersburg, Florida
Fountains Carlotta SL, L.P.	Fountains at Carlotta	Palm Desert, California
Fountains Bronson
Place SL, LLC	Fountains at Bronson Place	Kalamazoo, Michigan
Fountains Washington
House SL, LLC	Fountains at The Washington House	Alexandria, Virginia
Fountains Greenbriar SL, LLC	Fountains at Greenbriar	Independence, Missouri
Fountains RiverVue SL, LLC	Fountains at RiverVue	Tuckahoe, New York

Watermark Retirement Communities, Inc. (Watermark) was retained to manage the Facilities. The agreements with Watermark have an initial term of five years and shall thereafter automatically continue for successive one year terms, unless sooner terminated as provided for in the agreements. The agreements provide for management fees to be paid monthly equal to 5% of the gross income accrued for each month. In addition to the individual facility management agreements, the Company entered into a master portfolio management agreement with Watermark. The master portfolio agreement entitles Watermark to receive an incentive management fee as additional compensation equal to 10% of the amount by which current cash flow exceeds base cash flow as defined in the agreement. Total management fees incurred under these agreements for the three months ended March 31, 2015 and 2014 were $1,937,011 and $1,867,586, respectively.

FOUNTAINS SENIOR LIVING HOLDINGS, LLC AND SUBSIDIARIES
Notes to Unaudited Condensed Consolidated Financial Statements
March 31, 2015 and 2014

The Company leases property to Fountains Operating Company of (NY), Inc. (FOC). FOC is the licensed operator for the Fountains at Millbrook and Fountains at RiverVue senior living facilities, which are also managed by Watermark. The lease income for the three months ended March 31, 2015 and 2014 was $924,864 and $897,927 respectively. The Company had a payable to FOC of $331,385 and $326,266 as of March 31, 2015 and December 31, 2014, respectively.

(2)	Summary of Significant Accounting Policies

(a)	Basis of Accounting
The Company’s condensed consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The accompanying condensed consolidated financial statements include the consolidated accounts of Fountains and the Operator Entities after elimination of intercompany accounts and transactions.
The condensed consolidated financial statements included herein have been prepared by us without audit, pursuant to the rules and regulations of the United States Securities and Exchange Commission (“SEC”) and should be read in conjunction with the audited condensed financial statements for the year ended December 31, 2014. Certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted, as permitted by the SEC, although we believe the disclosures that are made are adequate to make the information presented herein not misleading. The accompanying condensed consolidated financial statements reflect, in the opinion of management, all normal recurring adjustments necessary to present fairly our financial position at March 31, 2015, and the results of our operations and cash flows for the three months ended March 31, 2015 and 2014. We derived the December 31, 2014 condensed consolidated balance sheet data from audited financial statements, but do not include all disclosures required by GAAP. Interim results are subject to seasonal variations and the results of operations for the three months ended March 31, 2015 and 2014, are not necessarily indicative of the results to be expected for the full year.

(b)	Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the condensed consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

(c)	Income Taxes
The Company is treated as a partnership for income tax purposes. Accordingly, no provision has been made for federal and state income taxes, as the liability for such taxes, if any, is that of the member and not the Company. The Company is subject to franchise taxes in the state of California, where certain of the Facilities are located. These taxes are expensed as incurred and are included in taxes and license fees in the accompanying consolidated statement of operations.

(d)	Recently Issued Accounting Pronouncements
In 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Updates (“ASU”) 2014-15, Presentation of Financial Statements - Going Concern, and 2014-09 new accounting guidance related to revenue recognition, Revenue from Contracts with Customers.
ASU 2014-15 requires management to perform an assessment of going concern and under certain circumstances disclose information regarding this assessment in the footnotes to the financial statements. ASU 2014-15 is effective for the Company beginning January 1, 2016.

FOUNTAINS SENIOR LIVING HOLDINGS, LLC AND SUBSIDIARIES
Notes to Unaudited Condensed Consolidated Financial Statements
March 31, 2015 and 2014

The new revenue recognition standard, ASU 2014-09, will replace all current U.S. GAAP guidance on this topic and eliminate all industry-specific guidance. The new revenue recognition standard provides a unified model to determine when and how revenue is recognized. The core principle is that a company should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration for which the entity expects to be entitled in exchange for those goods or services. After the FASB’s adoption of a one year delay of ASU 2014-09 in July 2015, this guidance will be effective for the Company beginning January 1, 2018 and may be early adopted January 1, 2017. The new standard is applied either retrospectively to each period presented or as a cumulative-effect adjustment as of the date of adoption.
The Company is evaluating the impact of adopting these new accounting standards on our financial statements. There have been no other recent accounting pronouncements or changes in accounting pronouncements during the current year that are of significance, or potential significance, to the Company.

(3)	Healthcare Revenue Recognition
In 2014, the Company adopted ASU No. 2011-07, Presentation and Disclosure of Patient Service Revenue, Provision for Bad Debts, and the Allowance for Doubtful Accounts for Certain Healthcare Entities. Trade receivables are presented net of allowances for contractual discounts and uncompensated care. The allowance for contractual discounts is related to residents covered by Medicare, Medicaid and insurance. The allowance for uncompensated care is related to receivables recorded for self-pay residents.
The allowances for contractual discounts and uncompensated care are as follows:

	March 31, 2015	December 31, 2014

Allowance for contractual discounts	$489,473	$415,413
Allowance for uncompensated care	183,427	175,476
Total	$672,900	$590,889
The Company recognizes healthcare revenue in the period services are provided based on its standard rates for self-pay payors and at the contracted rates for third party payors. The Company records a provision for bad debts each month based on the age of unpaid balances and payor type.
Healthcare revenue, net of contractual discounts but before provision for bad debts, by major payor class, was as follows for the three months ended March 31:

	2015	2014

Medicare	$5,474,188	$5,770,234
Medicaid	946,171	905,904
Insurance	995,868	788,006
Self-pay	1,379,946	1,533,286
Total	$8,796,173	$8,997,430

FOUNTAINS SENIOR LIVING HOLDINGS, LLC AND SUBSIDIARIES
Notes to Unaudited Condensed Consolidated Financial Statements
March 31, 2015 and 2014

(4)	Concentrations of Credit Risk
The Company grants credit without collateral to its residents for amounts due under resident agreements, many of whom are insured under third‑party agreements. The Medicare program is a large source of healthcare revenue for the Company. Revenue from the Medicare program totaled approximately $5.5 and $5.8 million or 13.9% and 15.0% of total revenue during the three months ended March 31, 2015 and 2014, respectively. The mix of receivables from residents and third‑party payers as of March 31, 2015 and December 31, 2014 was as follows:

	2015	2014

Medicare	43.55%	43.58%
Medicaid	7.05%	7.83%
Insurance	30.45%	29.33%
Private	18.95%	19.26%
Total	100.00%	100.00%

(5)	Member’s Deficit
The operating agreement details the commitments of the member and provides the procedures for the return of capital to the member with defined priorities. All profits and losses, net cash flow from operations and capital proceeds, if any, are to be distributed according to the priorities specified in the operating agreement. As of March 31, 2015 and December 31, 2014, US SLI is the sole member.

(6)	Commitments and Contingencies
The Company is involved in claims and lawsuits incidental to the ordinary course of business. While the outcome of these claims and lawsuits cannot be predicted with certainty, management of the Company does not believe the ultimate resolution of these matters will have a material adverse effect on the Company’s condensed consolidated financial statements.
Watermark has provided the Company limited indemnifications against actions taken on behalf of the Company in Watermark’s capacity as manager. The Watermark indemnity rights may not protect the Company against all of the risks and possible losses faced by the Company from Watermark’s role as manager.
The Company acquired the Facilities subject to a potential contingent liability of $23,032,890 to refund certain entrance fees collected prior to the acquisition date. Since these fees were collected by the prior owner of the Facilities and did not represent a legal obligation to the Company unless the residents vacated their units prior to certain contractually determined dates, no liability was recorded at the time of the acquisition. As of March 31, 2015 and December 31, 2014, the remaining amount of this contingent liability was $2,503,516 and $2,656,629, respectively. As it is not probable the Company will have to pay this amount, no liability has been recorded as of March 31, 2015 and December 31, 2014.

(7)	Subsequent Events
The Company executed a purchase and sale agreement on February 18, 2015 in which the Company, along with all the subsidiaries of the Company, is a party to the agreement whereby each subsidiary will sell its respective property and transfer licenses to the buyer. The closing date of this agreement was June 1, 2015. Proceeds from the sale were sufficient to repay the bank notes payable in full at closing and no loss was recorded by the Company.